UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): August 11, 2017

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant's Business and Operations
Item 1.01.    Entry into a Material Definitive Agreement.
On August 11, 2017, Employers Holdings, Inc., a Nevada corporation (the “Company”), filed a Form 8-K (the “Initial Report”) reporting that Employers Group, Inc., a Nevada corporation and a wholly owned subsidiary of the Company, had entered into a stock purchase agreement (the “Initial Purchase Agreement”) with Partner Reinsurance Company of the U.S., a New York corporation, with respect to the acquisition (the “Acquisition”) of all of the outstanding shares of capital stock of PartnerRe Insurance Company of New York, a New York corporation (“PRNY”).

This Current Report on Form 8-K/A amends the Initial Report by providing an Amended and Restated Stock Purchase Agreement (the “Amended Purchase Agreement”), dated as of May 23, 2018, with respect to the Acquisition.

The amendments contained within the Amended Purchase Agreement principally provide that:

–	Cerity Group, Inc., a Nevada corporation and a wholly owned subsidiary of the Company, be the acquirer of PRNY, and

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the Transfer and Assumption Agreement associated with the Initial Purchase Agreement be replaced by a Reinsurance Agreement, a Services Agreement and a Recapture and Termination Agreement in the Amended Purchase Agreement.

This Current Report on Form 8-K/A makes no other amendments to the Initial Report.

The foregoing description is qualified in its entirety by reference to the full text of the Amended Purchase Agreement, which has been filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits.
10.1 Amended and Restated Stock Purchase Agreement among Partner Reinsurance Company of the U.S., Cerity Group, Inc. and Employers Holdings, Inc. (solely in its capacity as Guarantor) dated as of May 23, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	May 24, 2018	/s/ Lenard T. Ormsby
Lenard T. Ormsby
Executive Vice President,
Chief Legal Officer and General Counsel

Exhibit Index

Exhibit No.	Exhibit
99.1
Amended and Restated Stock Purchase Agreement among Partner Reinsurance Company of the U.S., Cerity Group, Inc. and Employers Holdings, Inc. (solely in its capacity as Guarantor) dated as of May 23, 2018.
May 24, 2018